EXHIBIT 32

                                  CAPRIUS, INC


                       CERTIFICATE PURSUANT TO SECTION 906
              OF SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350
              -----------------------------------------------------


     Each of the undersigned, George Aaron, President and Chief Executive Officer, and Jonathan Joels, Chief Financial Officer, of CAPRIUS, INC. (the "Company"), DOES HEREBY CERTIFY that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.

     IN WITNESS WHEREOF, each of the undersigned has caused this instrument to be executed this 14th day of August, 2003.


                                          /s/ George Aaron
                                          --------------------------------------
                                          George Aaron
                                          President and Chief Executive Officer


                                          /s/ Jonathan Joels
                                          --------------------------------------
                                          Jonathan Joels
                                          Chief Financial Officer